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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported) JUNE 6, 2000
                                                           ------------

                        Commission File Number 000-23386
                                                   -----

                          CRYO-CELL INTERNATIONAL, INC.
                          -----------------------------
                 (Name of Small Business Issuer in its charter)


        DELAWARE                                    22-3023093
        ----------------------------                -------------------
        (State or other jurisdiction                (I.R.S. Employer
        of incorporation or                         Identification No.)
        organization)


           3165 McMULLEN BOOTH ROAD, BUILDING B, CLEARWATER, FL 33761
           ----------------------------------------------------------
           (Address of Principal Executive Offices)        (Zip Code)


         Issuer's phone number, including area code: (727) 723-0333


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS

Incorporated by reference is a press release issued by the Registrant on June 5, 2000, attached as Exhibit 99, concerning the Registrant's announcement of the newly appointed President and Chief Operating Officer, Wanda D.
Dearth.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

Exhibit 99      Press release issued June 5, 2000.  Filed with this document



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




                          CRYO-CELL INTERNATIONAL, INC.


Date:  June 6, 2000       By:   /s/ Daniel D. Richard
                                ----------------------------
                                   Daniel D. Richard
                                   Chief Executive Officer


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                                  EXHIBIT INDEX

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Exhibit
Number                     Description
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
99                         Press Release Issued June 5, 2000

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